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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2003

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

      Maryland                       1-10899               13-2744380
---------------                    --------------         ---------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
 of Incorporation)                 File Number)          Identification No.)

                            3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     Kimco Realty Corporation (the "Company") is electing to re-issue in an updated format the presentation of its historical financial statements in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144").

     During the first quarter of 2003, the Company sold certain properties and in accordance with SFAS 144 has reported revenue, expenses and gain on sale from these properties as discontinued operations for the periods presented in its quarterly report on Form 10-Q filed on May 6, 2003 for the quarter ended March 31, 2003. This reclassification has no effect on the Company's reported net income or net income per common share.

     This Current Report on Form 8-K updates Items 6, 7 and 15(a)1 of the Company's Form 10-K to reflect those properties sold during the first quarter of 2003 as discontinued operations. All other items of the Form 10-K remain unchanged.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 6, 2003          KIMCO REALTY CORPORATION
                                         (registrant)


                             By:  /s/ Michael V. Pappagallo
                                  ---------------------------------
                             Name: Michael V. Pappagallo
                             Its: Vice President and Chief Financial Officer



                                  EXHIBIT INDEX

EXHIBIT NO.    DOCUMENT DESCRIPTION

23.1           Consent of Independent Accountants
99.1           Selected Financial Data
               Management's Discussion and Analysis of Financial Condition and
                  Results of Operations
               Financial Statements










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